THE ALGER FUNDS

Alger Balanced Fund
Alger Convertible Fund
Alger Money Market Fund

Supplement dated January 21, 2011 to the
Prospectus dated March 1, 2010
As Revised December 29, 2010

Alger Balanced Fund

The Board of Trustees of The Alger Funds (the "Trust") has approved changes with respect to the Fund that are anticipated to become effective on or about March 1, 2011. The Fund's name will be changed to Alger Growth & Income Fund, and its investment objective, principal investment strategy, and principal risks will be revised. The Fund's new investment objective will be to seek to provide capital appreciation and current income. The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Alger Convertible Fund
Alger Money Market Fund

The Board of Trustees of the Trust has also approved liquidation of each of Alger Convertible Fund (Convertible Fund") and Alger Money Market Fund ("Money Market Fund") (collectively, the "Funds"). After the close of trading on the New York Stock Exchange on January 27, 2011 (normally 4:00 p.m., Eastern time), the Funds will be closed to further investment, excluding reinvestment of any dividends and distributions. Additionally, Convertible Fund will begin to sell its portfolio holdings and invest all of its assets in cash or cash equivalents (such as commercial paper or money market instruments). It is anticipated that the Funds' assets will be distributed to investors on or about February 28, 2011.

Shareholders may choose to exchange their shares of the Funds for shares of another of the Alger Family of Funds prior to the Funds' liquidation. Exchange or liquidation of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidations.

The following replaces the entry for Balanced Fund under the heading "Management" on page 43 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

Portfolio Managers:

Andrew Silverberg Senior Vice President and Portfolio Manager Since January 2007	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2011	Steve Thumm Senior Vice President Since January 2011

The following replaces the entry for Convertible Fund under the heading "Management" on page 49 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

Portfolio Manager:

Steve Thumm
Senior Vice President
Since January 2011

The following replaces the entry for Money Market Fund under the heading "Management" on page 52 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

The following replaces the entries for Balanced Fund, Convertible Fund, and Money Market Fund in the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 63 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Alger Balanced Fund	Portfolio Managers: Andrew Silverberg Dan C. Chung, CFA Steve Thumm	January 2007 January 2011 January 2011

Alger Convertible Fund	Portfolio Manager: Steve Thumm	January 2011

In addition, the following replaces the paragraph regarding Mr. Curry on page 64 of the Prospectus (Mr. Curry is no longer employed by the Manager):

"Mr. Thumm has been employed by the Manager since 2001and currently serves as Senior Vice President."

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